File No. 333-17391
                                                                       811-07959
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 49                     [X]

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [ ]
                                AMENDMENT NO. 51                             [X]

                              ADVISORS SERIES TRUST
               (Exact name of registrant as specified in charter)

   4455 E. Camelback Road, Suite 261E
              Phoenix, Az                                               85018
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number (Including Area Code): (602) 952-1100

                               ROBERT H. WADSWORTH
                              Advisors Series Trust
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, Az 85018
               (Name and address of agent for service of process)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box)

       [ ]  immediately upon filing pursuant to paragraph (b)
       [ ]  on (date) pursuant to paragraph (b)
       [X]  60 days after filing pursuant to paragraph (a)(i)
       [ ]  on (date) pursuant to paragraph (a)(i)
       [ ]  75 days after filing pursuant to paragraph (a)(ii)
       [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box

       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                   UNITY FUND
                                 CLASS A SHARES










                                   PROSPECTUS
                                 OCTOBER 1, 1999










THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND OFFERED THROUGH DELTA EQUITY SERVICES CORP., JACKSON, SHANKLIN & SONIA INVESTMENTS, L.L.C. OR ANY OTHER INVESTMENT BROKER ARE NOT BANK DEPOSITS. SHARES OF THE FUND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK. SHARES OF THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL INVESTMENTS ARE SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF MONEY INVESTED.

                               UNITY FUND, CLASS A

                               4101 PAUGER STREET
                              NEW ORLEANS, LA 70122
              FUND LITERATURE (TOLL FREE): (877) LIBFUND (542-3863)
                            ALTERNATE: (800) 645-1704
                SHAREHOLDER SERVICES (TOLL-FREE): (888) 229-2105


TABLE OF CONTENTS

Fund Overview.......................................................  1

Understanding Expenses..............................................  4

Management of the Fund..............................................  5

Account Information.................................................  6

How to Invest.......................................................  8

Other Services Available to Shareholders............................ 10

Earnings and Taxes.................................................. 10

Financial Highlights................................................ 12

For More Information................................................ Back Cover

More detailed information on all subjects covered in this prospectus is contained in the Fund's STATEMENT OF ADDITIONAL INFORMATION ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

FUND OVERVIEW

     The Unity Fund was formerly known as the Liberty Freedom Fund.

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is the growth of capital. Its secondary objective is to provide current income. The objectives of the Fund may be changed only with shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund uses a disciplined approach to select securities for the Fund's portfolio that it believes are undervalued, reasonably priced and have prospects for continued consistent growth. The Fund uses fundamental analysis of financial statements to select stocks of issuers which have low price/earnings and price/book ratios as well as strong balance sheet ratios and high and/or stable dividend yields.

     The Fund will invest primarily in the stocks of large, well-recognized companies. The Fund will usually invest at least 20% of its assets in the stocks that comprise the S&P 100 Index. The S&P 100 Index is a capitalization-weighted index of 100 stocks from a broad range of industries.

     Under normal market conditions, the Fund will invest at least 85% of its total assets in stocks and other equity securities.

     The Fund's annual portfolio turnover rate will usually not exceed 50%.

TYPES OF SECURITIES

     The Fund invests primarily in the following securities:

          *    Common Stock;
          *    Preferred Stock;
          *    Convertible Securities and Warrants; and
          *    Standard & Poor's Depositary Receipts ("SPDRs")

     Please review the SAI for further descriptions of these securities.

PRINCIPAL RISKS OF INVESTING

     You may lose money by investing in the Fund. Other principal risks you should consider include:

     MARKET DECLINE - A company's stock price or the overall stock market may experience a sudden decline.

     THE EFFECT OF INTEREST RATES - The Fund may invest in bonds and other debt instruments which may be affected by interest rate changes and changes in the creditworthiness of the bond or debt instrument issuer.

     DEFENSIVE INVESTMENTS - At the discretion of the Sub-Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objectives. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

     YEAR 2000 - Many computer systems, as originally encoded, cannot distinguish the year 2000 from the year 1900. If not corrected, computer systems may misinterpret and read incorrectly dates occurring after

     December 31, 1999. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades and pricing and accounting services. The Fund's Board of Trustees have adopted a Year 2000 Project Plan that the Board of Trustees believes is reasonably designed to address the Year 2000 Problem with respect to the Advisor's and the Fund's service providers' computer systems. For example, should the Board of Trustees determine that a service provider is not converting to a Year 2000 compliant system, the Board of Trustees will replace that service provider. Although the Advisor and the Fund's service providers have assured the Fund that they are moving towards Year 2000 compliant computer systems, this is not a guarantee that the Fund will not experience an adverse impact from the Year 2000 Problem. It is important to keep in mind that the Year 2000 Problem may adversely impact the issuers in which the Fund invests and, by extension, the value of the shares held by the Fund.

WHO MAY WANT TO INVEST

     The Fund is intended for investors who:

          * Are willing to hold their shares for a long period of time (e.g., in preparation for retirement);
          *    Are  diversifying  their  investment  portfolio by investing in a mutual fund that concentrates in large-cap companies; and/or
          *    Are willing to accept  higher  short-term  risk in exchange for a higher potential for a long-term total return.

PAST PERFORMANCE OF THE FUND

     The following performance information illustrates some of the risk of investing in the Fund. The Fund has not yet had a full calendar-year of operation. The table shows the Fund's average annual total return over time compared with broad-based market indices. Remember, past performance does not predict future performance.

     Average Annual Total Returns
     as of June 30, 1999
                                                                      One Year**
                                                                      ----------
     The Fund*                                                          12.69%
     S&P/Barra Value Index                                              16.54%
     S&P 500 Index                                                      22.72%
     Lipper Growth and Income Fund Index                                13.56%

     * The return for the Fund reflects the maximum sales load of 3.50%. ** The Fund commenced investment operations on June 29, 1998.

PRIOR PERFORMANCE OF THE SUB-ADVISOR

     The following table sets forth composite performance data relating to the historical performance of private accounts of The Edgar Lomax Company, Sub-Advisor to the Fund. Each of these private accounts exceeds, as of January 1, 1994, $1 million in market value and have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Sub-Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Sub-Advisor. A complete list and description of the Sub-advisor's composites is available by request to the Sub-Advisor.

     The composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by private accounts of the Sub-Advisor without provision for federal or state income taxes. Custodial fees, if any, were generally not included in the calculation. The Sub-Advisor's composite includes all actual, fee-paying, discretionary private accounts with assets in excess of $1 million (minimum account size required as of January 1, 1994) managed by the Sub- Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Advisor's composite combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 10% of an account's current value) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.

     The private accounts that are included in the Sub-Advisor's composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for the Sub-Advisor's composite could have been adversely affected if the private accounts included in the composite had been regulated as a mutual fund. In addition, the operating expenses incurred by the private accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the composite are greater than what Fund performance would have been.

     The investment results of the Sub-Advisor's composite presented below have been reviewed and verified (for an AIMR Level II examination) by an independent auditing firm, to be computed in accordance with Performance Presentation Standards of AIMR, but these results are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. The methodology used to calculate performance conforming to AIMR standards is different from that used by mutual funds. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                    TOTAL RETURNS:                          YEARS ENDED, DECEMBER 31
               ----------------------    ----------------------------------------------------------    OCT. 1, 1990
                                                                                                            TO
               ANNUALIZED  CUMULATIVE    1997      1996      1995      1994   1993     1992    1991    DEC. 31, 1990
               ----------  ----------    ----      ----      ----      ----   ----     ----    ----    -------------
SUB-ADVISORS     21.09%      300.42%     24.18%    22.04%    45.75%    3.38%  25.02%   6.35%   27.75%     3.25%
COMPOSITE

S&P 500**        20.42%      284.69%     33.34%    22.99%    37.53%    1.30%  10.06%   7.62%   30.45%     8.96%

NUMBER OF PORTFOLIOS                        28        15         9        4       3       3        2         1
END OF PERIOD

COMPOSITE ASSETS                      $641,151  $388,556  $187,712  $43,638  $  607   $ 533   $  361     $  95
END OF PERIOD (THOUSANDS)

PERCENTAGE OF TOTAL ASSETS                  90%       96%       97%      82%      1%      4%      12%        5%
REPRESENTED BY COMPOSITE

STANDARD DEVIATION                        0.27%     0.51%     0.85%    0.45%   0.26%   0.56%     -0-       N/A
OF RETURNS

* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisors. These AIMR standards are intended to promote full and fair presentations by investment advisors of their performance results and ensure uniformity in reporting so that performance results of investment advisors are directly comparable.

** The Standard & Poor's 500 Composite Stock Price Index, known as the S&P 500, is an unmanaged market value-weighted index consisting of representative samples of stocks within important industry groups within the U.S. economy. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It has been taken from published sources and has not been audited by Deloitte & Touche LLP.

UNDERSTANDING EXPENSES

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
     Maximum Sales Load on Fund Purchases (as a percentage
     of offering price)                                                    3.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

     Investment Advisory Fees                                              0.85%
     Distribution (12b-1) Fees                                             0.50%
     Shareholder Service Fees                                              0.25%
     Other Expenses
                                                                            ---

                                                                         -------
Total Annual Fund Operating Expenses
                                                                            ---
Advisory Fee Waiver and/or Fund Expense Absorption #
                                                                            ---

Net Expenses                                                               2.10%

     # The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 2.10%. This contract's term is indefinite and may be terminated only by the Board of Trustees of the Fund. If the Advisor waives any of its fees or pays Fund expenses, the Fund may reimburse the Advisor in future years.

EXAMPLE

     This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 year                3 years               5 years               10 years
     ------                -------               -------               --------
      $555                  $983                  $1,436                $2,685

MANAGEMENT OF THE FUND

THE ADVISOR

     The Fund's Advisor, Liberty Bank and Trust Company ("Liberty"), 4101 Pauger Street, New Orleans, Louisiana 70122, (a subsidiary of Liberty Financial Services, Inc.) has provided banking services to the greater New Orleans community since 1972. Liberty's assets have grown to over $180 million and has risen to become one of the top ten African American owned banks in the United States. Liberty has overall responsibility for the assets under management and will be responsible for monitoring the day-to-day activity of the Sub-Advisor. Liberty, together with the Sub-Advisor, is responsible for formulating and implementing the Fund's investments. Liberty furnishes the Fund with office space and certain administrative services. As compensation for the services it receives, the Fund pays Liberty a monthly advisory fee based upon the average daily net assets of the Fund at the annual rate of 0.25%. For the fiscal year of the Fund ended May 31, 1999, the Advisor waived its full fee of $6,597 and paid Fund expenses is the amount of $99,800.

THE SUB-ADVISOR

     The Fund's Sub-Advisor, The Edgar Lomax Company, 6564 Loisdale Court, Suite 310, Springfield, Virginia 22150, has provided asset management services to individuals and institutional investors since 1986. Currently, the Sub-Advisor has $1.2 billion in assets under management. Mr. Randall R. Eley, President and Chief Investment Officer of the Sub- Advisor, controls the Sub-Advisor.

     The Sub-Advisor provides the Fund with advice on buying and selling securities and manages the investments of the Fund. As compensation, the Fund pays the Sub-Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.60%. For the fiscal year of the Fund ended May 31, 1999, the Sub-Advisor received $15,131 in fees.

THE PORTFOLIO MANAGER

     Mr. Randall R. Eley of the Sub-Advisor is principally responsible for the day-to-day management on the Fund's portfolio. Mr Eley has been active in the investment field professionally since the founding of the Sub-advisor in 1986.

SHAREHOLDING SERVICING AGENT

     American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788 serves as the Fund's Shareholder Servicing Agent and Transfer Agent.

CUSTODIAN

     Firstar Bank, N.A, 525 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund's Custodian.

DISTRIBUTOR

     First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona, serves as the Fund's Distributor.

INDEPENDENT ACCOUNTANTS

     [            ],  555 Fifth Avenue, New York, New York, 10017, serves as the
     Fund's Independent Accountants.

LEGAL COUNSEL

     Paul,  Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San
     Francisco, California 94104, serves as the Fund's legal counsel.

ACCOUNT INFORMATION

     The Fund offers for sale two classes of shares, Class A and Class I. This prospectus sets out information about Class A shares, available to investors who do not have the minimum investment requirements to purchase the Fund's Class I shares. Class I shares are available to institutional investors who are willing to make an initial investment of $250,000. Class I shares charge no sales load and have a different operating expense structure which may result in performance for that Class which is different from that of Class A shares. Class I shares are discussed more fully in a separate prospectus available from the Fund.

WHEN THE FUND'S SHARES ARE PRICED

     The Net Asset Value or "NAV" is calculated after the close of trading on the New York Stock Exchange (the "NYSE"), every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

HOW THE FUND'S SHARES ARE PRICED

     Class A shares are offered at the public offering price. Shares of the Fund are offered continuously for purchase at the public offering price next determined after a purchase order is received. The public offering price per share is equal to the NAV, plus a sales charge, which is reduced on purchases involving amounts of $50,000 or more, as set forth in the table below. The public offering price is effective for orders received by the Fund or investment brokers and their agents prior to the time of the next determination of the Fund's NAV and, in the case of orders placed with brokers, transmitted promptly to the Transfer Agent. Orders received after 4:00 p.m., Eastern time will be entered at the following day's calculated NAV.

     The reduced sales charges apply to quantity purchases. In addition, purchases of shares made during a thirteen month period pursuant to a written LETTER OF INTENT are eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases based on the aggregate of the amount being purchased and the value, at net asset value, of shares owned at the time of investment.

     SALES CHARGE AS PERCENT OF:

                                                                Portion of sales
                                            Offering             charge retained
     Amount of Purchase                       price     NAV        by dealers
     ------------------                     --------    ----    ----------------
     Less than $50,000                        3.50%     3.63%         3.00%
     $50,000 but less than $100,000           3.00%     3.09%         2.60%
     $100,000 but less than $250,000          2.50%     2.56%         2.20%
     $250,000 but less than $500,000          2.00%     2.04%         1.80%
     $500,000 but less than $750,000          1.50%     1.52%         1.30%
     $750,000 but less than $1,000,000        1.00%     1.01%         0.80%
     $1,000,000 or more                       None      None          None

     LETTER OF INTENT

     You may qualify for an immediate reduced sales charge on purchases by completing the Letter on Intent section on the Application Form. You must state an intention to purchase, during the next 13 months, a specified amount of shares which, if made at one time, would qualify you for a reduced sales charge as specified in the above table.

     RIGHTS OF ACCUMULATION

     The reduced sales charges applicable to purchases apply on a cumulative basis over any period of time. Thus the value of all shares of the Fund owned by you (including your regular account, IRA account, or any other account), taken at current net asset value, can be combined with a current purchase of shares to determine the rate of sales charge applicable to the current purchase in order to receive the cumulative quantity reduction. When opening a new account, the fact that you currently hold shares of the Fund must be indicated on the Application Form in order to receive the cumulative quantity discount. For subsequent purchases, the Fund's Shareholder Servicing Agent ((800) 229-2105) should be notified of current fund holdings prior to the purchase of additional shares.

DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan for Class A Shares of the Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distribution Plan permits the Fund to pay the Advisor, as Distribution Coordinator, for the sale and distribution of Class A shares at an annual rate of 0.50% of the Fund's Class A shares' average annual net assets. Payments made by the Fund pursuant to the Distribution Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICE PLAN

     The Fund has adopted a Shareholder Service Plan. Under the Shareholder Service Plan, the Advisor will provide, or arrange for others to provide, certain services to Class A shareholders of the Fund. As compensation for its services, the Fund will pay the Advisor, at an annual rate, of 0.25% of the Fund's Class A shares' average annual net assets.

     In addition to compensation paid by the Fund under the Distribution and Shareholder Servicing Plans, the Advisor may, out of its own resources, compensate third parties for distribution, marketing and other services provided to the Fund. The Advisor may use its own resources to sponsor seminars and educational programs on the Fund for financial intermediaries and shareholders.

CONVERSION FEATURE

     On the first business day of the month next following the fourth anniversary of their purchase, Class A shares will automatically convert to Class I shares and will no longer be subject to the fees associated with the Distribution and Shareholder Service Plans. This conversion will be on the basis of the relative NAVs of the two Classes, without the imposition of any sales charge, fee or other expense. The purpose of the conversion feature is to eliminate the distribution and shareholder service fees paid by the holders of Class A shares that have been outstanding for an extended period of time.

HOW TO INVEST

OPENING A NEW ACCOUNT

     You may purchase shares of the Fund by mail, by wire or through your investment broker. An Application Form accompanies this Prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund at (toll-free) (888) 229-2105.

     PURCHASING SHARES BY MAIL

     Please complete the attached Application Form and mail it with a personal check, payable to the UNITY FUND, CLASS A to the Fund at the following address:

          Unity Fund, Class A
          c/o Firstar Bank, N.A.
          P.O. Box 641265
          Cincinnati, OH 45264-1265

     You may not send Application Forms via overnight delivery to a United States Postal Services post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's custodian at the following address:

          Unity Fund, Class A
          c/o Firstar Bank, N.A.
          Mutual Fund Custody Department
          425 Walnut Street, M.L. 6118, Sixth Floor
          Cincinnati, Ohio 45202

     PURCHASING SHARES BY WIRE

     To order by wire, you must have a wire account number. Please call the Fund at (toll-free) (888) 229-2105 between 9:00 a.m. and 5:00 p.m. Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive this account number. If you send your purchase by wire without the account number, your order will be delayed. You will be asked to fax your Application Form.

     Once you have the account number, your bank or other financial institution may send the wire to the Fund's Custodian with the following instructions:

          Firstar Bank, N.A. Cinti/Trust
          ABA # 0420-0001-3
          For credit to: Unity Fund, Class A
          DDA # 488-920-679
          For further credit to [your name and account number]

     Your bank or financial institution may charge a fee for sending the wire to the Fund.

     PURCHASING THROUGH AN INVESTMENT BROKER

     Your may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     Please contact your broker to see if it is an approved broker of the Fund and for additional information.

MINIMUM INVESTMENTS

     Your initial purchase must be at least $1,000. However, if you are purchasing shares through an Individual Retirement Account ("IRA"), or you are starting an Automatic Investing Plan, as described below, your initial purchase must be at least $250. Exceptions may be made at the Fund's discretion.

ADDITIONAL INVESTMENTS

     Additional purchases may be made for $100 or more. Exceptions may be made at the Fund's discretion. You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

     You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through an investment broker.

MINIMUM ACCOUNT BALANCE

     Due to the relatively high cost of managing small accounts, if the value of your account falls below $250 (except for IRA accounts), the Fund may redeem your shares. However, the Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of Trustees of the Fund believes this policy to be in the best interest of all shareholders.

SELLING YOUR SHARES

     You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next NAV calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker.

     SELLING YOUR SHARES BY MAIL

     You may redeem your shares by sending a written request to the Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Fund at:

          Unity Fund, Class A
          c/o American Data Services, Inc.
          150 Motor Parkway, Suite 109
          Hauppauge, NY 11788

     If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (NOT A NOTARIZATION), available from may commercial banks, savings associations, stock brokers and other NASD member firms. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or postpone payments of proceeds for up to seven days as permitted by federal securities laws.

     SELLING YOUR SHARES BY TELEPHONE

     If you completed the "Redemption by Telephone" section of the Fund's Application Form, you may sell your shares by calling the Shareholder Servicing Agent (toll-free) at (888) 229-2105. Your redemption will be mailed or wired according to your instructions, on the next business day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. Telephone redemptions may not be made for IRA accounts.

     The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.

     You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (NOT A NOTARIZATION). The Fund may modify or terminate your telephone privileges after giving you 60 days notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. In addition, the Fund may postpone payment of proceeds for up to seven days, as permitted by federal securities laws.

OTHER SERVICES AVAILABLE TO SHAREHOLDERS

     AUTOMATIC INVESTMENT PLAN

     You may make regular monthly investments in the Fund using the Automatic Investment Plan. Through the plan, it is arranged for your bank or financial institution to transfer a predetermined amount (but not less than $100), monthly, to purchase shares of the Fund. When the Fund receives the transfer, the Fund will invest the amount in additional shares of the Fund at the next calculated applicable public offering price. You may request an Application for the Automatic Investment Plan by calling the Fund (toll-free) at (888) 229-2105. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

     AUTOMATIC WITHDRAWAL PLAN

     You may request that a predetermined amount be sent to you each month or quarter. Your account value must have a value of at least $10,000 for you to be eligible to participate in the Automatic Withdrawal Plan. The minimum withdrawal amount is $50. You may request an Application for the Automatic Withdrawal Plan by calling the Fund (toll-free) at (877) 829-8413. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

     OTHER POLICIES

     The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. funds, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Fund may charge you if your check is returned for insufficient funds. The Fund reserves the right to reject any investment, in whole or in part. The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

EARNINGS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS

     Income dividends and capital gain distributions are normally declared and paid by the Fund to its shareholders in December of each year. The Fund may also make periodic dividend payments and distributions at other times in its discretion.

     Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions. Dividends and distributions are automatically reinvested in additional shares of the Fund unless you make a written request to the Fund that you would like to receive dividends and distributions made in cash.

     TAXES

     The Fund is required by Internal Revenue Service rules to distribute substantially all of its net investment income, and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. You will be notified at least annually about the tax consequences of distributions made each year. The Fund's dividends and distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares will be treated as a sale and any gain on the transaction may be taxable. Additional information about tax issues relating to the Fund may be found in the SAI. Please consult your tax advisor about the potential tax consequences of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This
information  has  been  audited  by  [        ].  Their  report  and the  Fund's
financial statements are included in the Fund's annual report which is available upon request by calling (888) 229- 2105.




         [INSERT FINANCIAL HIGHLIGHTS TABLE FROM LATEST ANNUAL REPORT.]

                               UNITY FUND, CLASS A
                        A SERIES OF ADVISORS SERIES TRUST

                              FOR MORE INFORMATION

You can find more information about the Fund in the Statement of Additional Information ("SAI"), incorporated by reference in this prospectus, that is available free of charge.

To request your free copy of the SAI, or to request other information, please call (toll-free) (888) 229-2105 or write to the Fund:

                               Unity Fund, Class A
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

You may review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's ("SEC's") Public Reference Room in Washington, D.C. Call (800) SEC-0330 for information about the operation of the Public Reference Room.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

                                                      SEC File Number: 811-07959

                                   UNITY FUND
                                 CLASS I SHARES










                                   PROSPECTUS
                                 OCTOBER 1, 1999










THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND OFFERED THROUGH DELTA EQUITY SERVICES CORP., JACKSON, SHANKLIN & SONIA INVESTMENTS, L.L.C. OR ANY OTHER INVESTMENT BROKER ARE NOT BANK DEPOSITS. SHARES OF THE FUND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK. SHARES OF THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL INVESTMENTS ARE SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF MONEY INVESTED.

                               UNITY FUND, CLASS I

                               4101 PAUGER STREET
                              NEW ORLEANS, LA 70122
              FUND LITERATURE (TOLL FREE): (877) LIBFUND (542-3863)
                            ALTERNATE: (800) 645-1704
                SHAREHOLDER SERVICES (TOLL-FREE): (888) 229-2105


TABLE OF CONTENTS

Fund Overview.......................................................  1

Understanding Expenses..............................................  4

Management of the Fund..............................................  5

Account Information.................................................  6

How to Invest.......................................................  6

Other Services Available to Shareholders............................  8

Earnings and Taxes..................................................  9

Financial Highlights................................................ 10

For More Information................................................ Back Cover

More detailed information on all subjects covered in this prospectus is contained in the Fund's STATEMENT OF ADDITIONAL INFORMATION ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

FUND OVERVIEW

     The Unity Fund was formerly known as the Liberty Freedom Fund.

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is the growth of capital. Its secondary objective is to provide current income. The objectives of the Fund may be changed only with shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund uses a disciplined approach to select securities for the Fund's portfolio that it believes are undervalued, reasonably priced and have prospects for continued consistent growth. The Fund uses fundamental analysis of financial statements to select stocks of issuers which have low price/earnings and price/book ratios as well as strong balance sheet ratios and high and/or stable dividend yields.

     The Fund will invest primarily in the stocks of large, well-recognized companies. The Fund will usually invest at least 20% of its assets in the stocks that comprise the S&P 100 Index. The S&P 100 Index is a capitalization-weighted index of 100 stocks from a broad range of industries.

     Under normal market conditions, the Fund will invest at least 85% of its total assets in stocks and other equity securities.

     The Fund's annual portfolio turnover rate will usually not exceed 50%.

TYPES OF SECURITIES

     The Fund invests primarily in the following securities:

          *    Common Stock;
          *    Preferred Stock;
          *    Convertible Securities and Warrants; and
          *    Standard & Poor's Depositary Receipts ("SPDRs")

     Please review the SAI for further descriptions of these securities.

PRINCIPAL RISKS OF INVESTING

     You may lose money by investing in the Fund. Other principal risks you should consider include:

     MARKET DECLINE - A company's stock price or the overall stock market may experience a sudden decline.

     THE EFFECT OF INTEREST RATES - The Fund may invest in bonds and other debt instruments which may be affected by interest rate changes and changes in the creditworthiness of the bond or debt instrument issuer.

     DEFENSIVE INVESTMENTS - At the discretion of the Sub-Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objectives. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

     YEAR 2000 - Many computer systems, as originally encoded, cannot distinguish the year 2000 from the year 1900. If not corrected, computer systems may misinterpret and read incorrectly dates occurring after December 31, 1999. This is commonly known as the "Year 2000 Problem." The

     Year 2000 Problem could have a negative impact on handling securities trades and pricing and accounting services. The Fund's Board of Trustees have adopted a Year 2000 Project Plan that the Board of Trustees believes is reasonably designed to address the Year 2000 Problem with respect to the Advisor's and the Fund's service providers' computer systems. For example, should the Board of Trustees determine that a service provider is not converting to a Year 2000 compliant system, the Board of Trustees will replace that service provider. Although the Advisor and the Fund's service providers have assured the Fund that they are moving towards Year 2000 compliant computer systems, this is not a guarantee that the Fund will not experience an adverse impact from the Year 2000 Problem. It is important to keep in mind that the Year 2000 Problem may adversely impact the issuers in which the Fund invests and, by extension, the value of the shares held by the Fund.

     The Fund is intended for investors who:

          * Are willing to hold their shares for a long period of time (e.g., in preparation for retirement);
          *    Are  diversifying  their  investment  portfolio by investing in a mutual fund that concentrates in large-cap companies; and/or
          *    Are willing to accept  higher  short-term  risk in exchange for a higher potential for a long-term total return.

PAST PERFORMANCE OF THE FUND

     As of May 31, 1999, no Class I shares had been issued.

PRIOR PERFORMANCE OF THE SUB-ADVISOR

     The following table sets forth composite performance data relating to the historical performance of private accounts of The Edgar Lomax Company, Sub-Advisor to the Fund. Each of these private accounts exceeds, as of January 1, 1994, $1 million in market value and have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Sub-Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Sub-Advisor. A complete list and description of the Sub-advisor's composites is available by request to the Sub-Advisor.

     The composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by private accounts of the Sub-Advisor without provision for federal or state income taxes. Custodial fees, if any, were generally not included in the calculation. The Sub-Advisor's composite includes all actual, fee-paying, discretionary private accounts with assets in excess of $1 million (minimum account size required as of January 1, 1994) managed by the Sub- Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Advisor's composite combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 10% of an account's current value) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.

     The private accounts that are included in the Sub-Advisor's composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for the Sub-Advisor's composite could have been adversely affected if the private accounts included in the composite had been regulated as a mutual fund. In addition, the operating expenses incurred by the private accounts were lower than the anticipated operating expenses of the

     Fund, and, accordingly, the performance results of the composite are greater than what Fund performance would have been.

     The investment results of the Sub-Advisor's composite presented below have been reviewed and verified (for an AIMR Level II examination) by an independent auditing firm, to be computed in accordance with Performance Presentation Standards of AIMR, but these results are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. The methodology used to calculate performance conforming to AIMR standards is different from that used by mutual funds. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                    TOTAL RETURNS:                          YEARS ENDED, DECEMBER 31
               ----------------------    ----------------------------------------------------------      OCT. 1, 1990
                                                                                                              TO
               ANNUALIZED  CUMULATIVE    1997      1996       1995      1994     1993    1992     1991   DEC. 31, 1990
               ----------  ----------    ----      ----       ----      ----     ----    ----     ----   -------------
SUB-ADVISORS     21.09%      300.42%     24.18%    22.04%     45.75%     3.38%  25.02%   6.35%   27.75%      3.25%
COMPOSITE

S&P 500**        20.42%      284.69%     33.34%    22.99%     37.53%     1.30%  10.06%   7.62%   30.45%      8.96%

NUMBER OF PORTFOLIOS                        28        15          9         4       3       3        2          1
END OF PERIOD

COMPOSITE ASSETS                      $641,151  $388,556   $187,712   $43,638  $  607   $ 533   $  361      $  95
END OF PERIOD (THOUSANDS)

PERCENTAGE OF TOTAL ASSETS                  90%       96%        97%       82%      1%      4%      12%         5%
REPRESENTED BY COMPOSITE

STANDARD DEVIATION                        0.27%     0.51%      0.85%     0.45%   0.26%   0.56%     -0-        N/A
OF RETURNS

* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisors. These AIMR standards are intended to promote full and fair presentations by investment advisors of their performance results and ensure uniformity in reporting so that performance results of investment advisors are directly comparable.

** The Standard & Poor's 500 Composite Stock Price Index, known as the S&P 500, is an unmanaged market value-weighted index consisting of representative samples of stocks within important industry groups within the U.S. economy. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It has been taken from published sources and has not been audited by Deloitte & Touche LLP.

UNDERSTANDING EXPENSES

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES
     (fees paid directly from your investment)
              Maximum Sales Load on Fund Purchases                        None
              (as a percentage of offering price)

     ANNUAL FUND OPERATING EXPENSES*
     (expenses that are deducted from Fund assets)
              Investment Advisory Fees                                    0.85%
              Distribution (12b-1) Fees                                   None
              Shareholder Service Fees                                    None
              Other Expenses                                              3.00%

     Total Annual Fund Operating Expenses                                 3.85%
              Advisory Fee Waiver and/or Fund Expense Absorption #       (2.55%)
                                                                         -----
     Net Expenses                                                         1.30%
                                                                         =====

     * Other expenses have been estimated. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 1.30%. This contract's term is indefinite and may be terminated only by the Board of Trustees of the Fund. If the Advisor waives any of its fees or pays Fund expenses, the Fund may reimburse the Advisor in future years.

EXAMPLE

     This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 year                3 years               5 years               10 years
     ------                -------               -------               --------
      $132                  $411                  $711                  $1,563

MANAGEMENT OF THE FUND

THE ADVISOR

The Fund's Advisor, Liberty Bank and Trust Company ("Liberty"), 4101 Pauger Street, New Orleans, Louisiana 70122, (a subsidiary of Liberty Financial Services, Inc.) has provided banking services to the greater New Orleans community since 1972. Liberty's assets have grown to over $180 million and has risen to become one of the top ten African American owned banks in the United States. Liberty has overall responsibility for the assets under management and will be responsible for monitoring the day-to-day activity of the Sub-Advisor. Liberty, together with the Sub-Advisor, is responsible for formulating and implementing the Fund's investments. Liberty furnishes the Fund with office space and certain administrative services. As compensation for the services it receives, the Fund pays Liberty a monthly advisory fee based upon the average daily net assets of the Fund at the annual rate of 0.25%.

THE SUB-ADVISOR

The Fund's Sub-Advisor, The Edgar Lomax Company, 6564 Loisdale Court, Suite 310, Springfield, Virginia 22150, has provided asset management services to individuals and institutional investors since 1986. Currently, the Sub-Advisor has $1.2 billion in assets under management. Mr. Randall R. Eley, President and Chief Investment Officer of the Sub- Advisor, controls the Sub-Advisor.

The Sub-Advisor provides the Fund with advice on buying and selling securities and manages the investments of the Fund. As compensation, the Fund pays the Sub-Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.60%.

THE PORTFOLIO MANAGER

Mr. Randall R. Eley of the Sub-Advisor is principally responsible for the day-to-day management on the Fund's portfolio. Mr Eley has been active in the investment field professionally since the founding of the Sub-advisor in 1986.

SHAREHOLDING SERVICING AGENT

     American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788 serves as the Fund's Shareholder Servicing Agent and Transfer Agent.

CUSTODIAN

     Firstar Bank, N.A, 525 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund's Custodian.

DISTRIBUTOR

     First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona, serves as the Fund's Distributor.

INDEPENDENT ACCOUNTANTS

     [          ],  555 Fifth Avenue,  New York, New York, 10017,  serves as the
     Fund's Independent Accountants.

LEGAL COUNSEL

     Paul,  Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San
     Francisco, California 94104, serves as the Fund's legal counsel.

ACCOUNT INFORMATION

     The Fund offers for sale two classes of shares, Class A and Class I. This prospectus sets out information about Class I shares. Class A shares are available to smaller investors who do not have the initial minimum investment of $250,000. Class A shares charge an up-front sales load and have a different operating expense structure which may result in performance for that Class which is different from that of Class I shares. Class A shares are discussed more fully in a separate prospectus available from the Fund.

WHEN THE FUND'S SHARES ARE PRICED

     The Net Asset Value or "NAV" is calculated after the close of trading on the New York Stock Exchange (the "NYSE"), every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

     HOW THE FUND'S SHARES ARE PRICED

     Class I shares are offered continuously for purchase at the NAV next determined after a purchase order is received. The NAV price is effective for orders received by the Fund or investment brokers and their agents prior to the time of the next determination of the Fund's NAV and, in the case of orders placed with brokers, transmitted promptly to the Transfer Agent. Orders received after 4:00 p.m., Eastern time will be entered at the following day's calculated NAV.

HOW TO INVEST

     OPENING A NEW ACCOUNT

     You may purchase shares of the Fund by mail, by wire or through your investment broker. An Application Form accompanies this Prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund at (toll-free) (888) 229-2105.

     PURCHASING SHARES BY MAIL

     Please complete the attached Application Form and mail it with a personal check, payable to the UNITY FUND, CLASS I to the Fund at the following address:

          Unity Fund, Class I
          c/o Firstar Bank, N.A.
          P.O. Box 641265
          Cincinnati, OH 45264-1265

     You may not send Application Forms via overnight delivery to a United States Postal Services post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's custodian at the following address:

          Unity Fund, Class I
          c/o Firstar Bank, N.A.
          Mutual Fund Custody Department
          425 Walnut Street, M.L. 6118, Sixth Floor
          Cincinnati, Ohio 45202

     PURCHASING SHARES BY WIRE

     To order by wire, you must have a wire account number. Please call the Fund at (toll-free) (888) 229-2105 between 9:00 a.m. and 5:00 p.m. Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive this account number. If you send your purchase by wire without the account number, your order will be delayed. You will be asked to fax your Application Form.

     Once you have the account number, your bank or other financial institution may send the wire to the Fund's Custodian with the following instructions:

          Firstar Bank, N.A. Cinti/Trust
          ABA # 0420-0001-3
          For credit to: Unity Fund, Class I
          DDA # 488-920-679
          For further  credit to [your name and account number]

     Your bank or financial institution may charge a fee for sending the wire to the Fund.

     PURCHASING THROUGH AN INVESTMENT BROKER

     Your may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the NAV next calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     Please contact your broker to see if it is an approved broker of the Fund and for additional information.

MINIMUM AND SUBSEQUENT INVESTMENTS

     The minimum initial investment in the Fund is $250,000. Generally, subsequent investments must be at least $25,000. Exceptions may be made at the Fund's discretion.

     You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

     You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through an investment broker.

SELLING YOUR SHARES

     You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker.

     SELLING YOUR SHARES BY MAIL

     You may redeem your shares by sending a written request to the Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Fund at:

          Unity Fund, Class I
          c/o American Data Services, Inc.
          150 Motor Parkway, Suite 109
          Hauppauge, NY 11788

     If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (NOT A NOTARIZATION), available from may commercial banks, savings associations, stock brokers and other NASD member firms. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or postpone payments of proceeds for up to seven days as permitted by federal securities laws.

     SELLING YOUR SHARES BY TELEPHONE

     If you completed the "Redemption by Telephone" section of the Fund's Application Form, you may sell your shares by calling the Shareholder Servicing Agent (toll-free) at (888) 229-2105. Your redemption will be mailed or wired according to your instructions, on the next business day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. Telephone redemptions may not be made for IRA accounts.

     The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.

     You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (NOT A NOTARIZATION). The Fund may modify or terminate your telephone privileges after giving you 60 days notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. In addition, the Fund may postpone payment of proceeds for up to seven days, as permitted by federal securities laws.

OTHER SERVICES AVAILABLE TO SHAREHOLDERS

     AUTOMATIC INVESTMENT PLAN

     You may make regular monthly investments in the Fund using the Automatic Investment Plan. Through this plan, it is arranged for your bank or financial institution to transfer a predetermined amount, monthly, to purchase shares of the Fund. When the Fund receives the transfer, the Fund will invest the amount in additional shares of the Fund at the next calculated NAV. You may request an Application for the Automatic Investment Plan by calling the Fund (toll-free) at (888) 229-2105. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

     AUTOMATIC WITHDRAWAL PLAN

     You may request that a predetermined amount be sent to you each month or quarter. The minimum withdrawal amount is $100. You may request an Application for the Automatic Withdrawal Plan by calling the Fund (toll-free) at (877) 829-8413. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

     OTHER POLICIES

     The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. funds, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Fund may charge you if your check is returned for insufficient funds. The Fund reserves the right to reject any investment, in whole or in part. The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

EARNINGS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS

     Income dividends and capital gain distributions are normally declared and paid by the Fund to its shareholders in December of each year. The Fund may also make periodic dividend payments and distributions at other times in its discretion.

     Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions. Dividends and distributions are automatically reinvested in additional shares of the Fund unless you make a written request to the Fund that you would like to receive dividends and distributions made in cash.

     TAXES

     The Fund is required by Internal Revenue Service rules to distribute substantially all of its net investment income, and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. You will be notified at least annually about the tax consequences of distributions made each year. The Fund's dividends and distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares will be treated as a sale and any gain on the transaction may be taxable. Additional information about tax issues relating to the Fund may be found in the SAI. Please consult your tax advisor about the potential tax consequences of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This
information  has  been  audited  by  [        ].  Their  report  and the  Fund's
financial statements are included in the Fund's annual report which is available upon request by calling (888) 229- 2105.




         [INSERT FINANCIAL HIGHLIGHTS TABLE FROM LATEST ANNUAL REPORT.]

                               UNITY FUND, CLASS I
                        A SERIES OF ADVISORS SERIES TRUST

                              FOR MORE INFORMATION

     You can find more information about the Fund in the Statement of Additional Information ("SAI"), incorporated by reference in this prospectus, that is available free of charge.

     To request your free copy of the SAI, or to request other information, please call (toll-free) (888) 229-2105 or write to the Fund:

                               Unity Fund, Class I
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

     You may review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's ("SEC's") Public Reference Room in Washington, D.C. Call (800) SEC-0330 for information about the operation of the Public Reference Room.

     Fund information is also available on the SEC's Internet site at WWW.SEC.GOV. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

                                                      SEC File Number: 811-07959

                                   Unity Fund
                      (formerly, the Liberty Freedom Fund)

                       Statement of Additional Information

                              Dated October 1, 1999

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectuses dated October 1, 1999, for Class A and Class I shares, as may be amended from time to time, of The Unity Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). Liberty Bank and Trust Company (the "Advisor"), 3801 Canal Street, New Orleans, Louisiana 70019, is the Advisor of the Fund. The Edgar Lomax Company (the "Sub-Advisor"), 6564 Loisdale Court, Suite 310, Springfield, VA 22150, is the Sub-Advisor to the Fund. A copy of the prospectus may be obtained from the Fund c/o American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788; or by calling the Fund's shareholder servicing agent at (888) 229-2105.

                                TABLE OF CONTENTS

                                                     Cross-reference to sections
                                            Page          in the prospectus
                                            ----     ---------------------------
Investment Objectives and Policies.......    B-2    Fund Overview

Management of the Fund...................    B-7    Management of the Fund

Distribution Arrangements................   B-11    Account Information

Shareholder Servicing Arrangements.......   B-11    Account Information

Portfolio Transactions and Brokerage.....   B-12    Management of the Fund

Net Asset Value..........................   B-12    Account Information

Taxation  ...............................   B-13    Earnings and Taxes

Dividends and Distributions..............   B-16    Earnings and Taxes

Performance Information..................   B-16    Past Performance of the Fund

General Information......................   B-17    N/A

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is growth of capital, with a secondary objective of providing income. There is no assurance that the Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment objective, investment strategies and associated risks of the Fund.

     The following are non-principal investment strategies and risks.

CONVERTIBLE SECURITIES, EQUITY-LINKED DERIVATIVES AND WARRANTS

     The Fund may invest in convertible securities, equity-linked derivatives and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

     Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs") are considered Equity-Linked Derivatives. Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities.

     SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. Because the prices of SPDRs and MidCap SPDRs are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some or even all of the stocks in the underlying indices.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments:

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.  If the  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

INVESTMENT COMPANY SECURITIES. The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

GOVERNMENT OBLIGATIONS. The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

FOREIGN INVESTMENTS AND CURRENCIES

     The Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

     DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     TAXES. The interest and dividends payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

     The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ILLIQUID SECURITIES

     The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

FUND POLICIES

     The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Fund.

     As a matter of fundamental policy, the Fund is diversified. The Fund's investment objective is also fundamental.

     In addition, the Fund may not:

     1. Issue senior securities,  borrow money or pledge its assets, except that
(i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (not including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may borrow money from banks to purchase securities;

     3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

     5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     6. Purchase or sell commodities or commodity futures contracts;

     7. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

     8. Make investments for the purpose of exercising control or management.

     The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

     The Fund may not:

     1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law;

     2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Trustees to be liquid);

     3. Sell securities short;

     4. Make loans of securities; or

     5. Notwithstanding fundamental restriction 1 above, borrow money, except from banks for temporary or emergency purposes, and in amounts not to exceed 5% of total net assets, and subject to the further restriction that no additional investment in securities will be made while any such loan is outstanding.

                             MANAGEMENT OF THE FUND

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Manager, Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are:

WALTER E. AUCH, SR. (born 1921) Trustee
6001 N. 62nd Place, Paradise Valley, AZ 85153. Business Consultant and Director, Nicholas-Applegate Institutional Mutual Funds, Salomon Smith Barney Trak Funds and Concert Series, Pimco Advisors L.P., Banyan Strategic Realty Trust, Legend Properties and Senele Group.

ERIC M. BANHAZL* (born 1957) Trustee, President and Treasurer
2020 E. Financial Way, Glendora, CA 91741. Executive Vice President, Investment Company Administration, LLC; Vice President, First Fund Distributors, Inc.; Treasurer, Guinness Flight Investment Funds, Inc.

DONALD E. O'CONNOR (born 1936) Trustee
1700 Taylor Avenue, Fort Washington, MD 20744. Retired; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997); Vice President, Operations, Investment Company Institute (until June, 1993); Independent Director, The Parnassus Fund, The Parnassus Income Fund, and Allegiance Investment Trust.

GEORGE T. WOFFORD III (born 1939) Trustee
305 Glendora Circle, Danville, CA 94526. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

STEVEN J. PAGGIOLI (born 1950) Vice President
915 Broadway, Suite 1605, New York, NY 10010. Executive Vice President, Investment Company Administration, LLC; Vice President, First Fund Distributors, Inc.; President and Trustee, Professionally Managed Portfolios; Trustee, Managers Funds Trust.

ROBERT H. WADSWORTH (born 1940) Vice President
4455 E. Camelback Rd. Suite 261-E, Phoenix, AZ 85018. President, Robert H. Wadsworth & Associates, Inc., Investment Company Administration, LLC and First Fund Distributors, Inc.; Vice President, Professionally Managed Portfolios; President, Guiness Flight Investment Funds, Inc.; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.

CHRIS O. MOSER (born 1949) Secretary
4455 E. Camelback Rd. Suite 261-E, Phoenix, AZ 85018. Employed by Investment Company Administration, LLC (since July 1996); Formerly employed by Bank One, N.A. (From August 1995 until July 1996; O'Connor, Cavanagh, Anderson, Killingsworth and Beshears (law firm) (until August 1995).

* denotes Trustee who is an "interested person" of the Trust under the 1940 Act.

Name and Position                          Aggregate Compensation From the Trust
-----------------                          -------------------------------------
Walter E. Auch, Sr., Trustee                              $12,000
Donald E. O'Connor, Trustee                               $12,000
George T. Wofford III, Trustee                            $12,000

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

THE ADVISOR

     Subject to the supervision of the Board of Trustees, investment advisory and related services are provided by the Advisor, pursuant to an Advisory Agreement (the "Advisory Agreement"). The Advisor is a majority-owned subsidiary of Liberty Financial Services, Inc.

     The Advisor is exempt from registering as an investment advisor under the Investment Advisors Act of 1940, because of its status as a bank. The Advisor, founded in 1972, is a state chartered commercial bank and a Louisiana Corporation.

     Under the Advisory Agreement, the Advisor has overall responsibility for the assets of the Fund, including responsibility for investing the assets in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Advisor has agreed to
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) monitor the day-to-day activity of the Sub-Advisor; (iv) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets as the Trustees or the officers of the Trust may reasonably request; and (v) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.

     As compensation for the Advisor's services, the Fund pays it an Advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor, the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor, Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     Under the Advisory Agreement, the Advisor will not be liable to the Trust or the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Trust. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     During the period beginning June 29, 1998 and ending May 31, 1999, the Advisor waived its entire advisory fee of $6,597 and paid Fund expenses in the amount of $99,800.

THE SUB-ADVISOR

     Subject to the supervision of the Board of Trustees, investment Advisory and related services are also provided by the Sub-Advisor, pursuant to a Sub-Advisory Agreement (the "Advisory Agreement").

     Under the Sub-Advisory Agreement, the Sub-Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Sub-Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Advisor and the Trust's

Board of Trustees; (iv) vote proxies and take other actions with respect to the Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in the Fund's portfolio; (vi) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets as the Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Sub-Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Sub-Advisory Agreement. Personnel of the Sub-Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or retained by the Sub-Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.

     As compensation for the Sub-Advisor's services, the Fund pays it a fee at the rate specified in the prospectus. The Sub-Advisor may agree to waive certain of its fees or reimburse the Fund for certain expenses, in order to limit the expense ratio of the Fund. In that event, subject to approval by the Trust's Board of Trustees, the Fund may reimburse the Sub-Advisor in subsequent years for fees waived and expenses reimbursed, provided the expense ratio before reimbursement is less than the expense limitation in effect at that time.

     Under the Sub-Advisory Agreement, the Sub-Advisor will not be liable to the Trust or the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Sub-Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Sub-Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Sub-Advisor. The Sub-Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Trust. The Sub-Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     During the period beginning June 29, 1998 and ending May 31, 1999, the Sub-Advisor received compensation from the Fund in the amount of $15,131.

     THE ADMINISTRATOR. The Administrator has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to permit the offer and sale of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

For its services, the Administrator receives a fee monthly at the following annual rate, subject to a $30,000 minimum:

Fund asset level                               Fee rate
----------------                               --------
First $50 million                              0.20% of average daily net assets
Next $50 million                               0.15% of average daily net assets
Next $50 million                               0.10% of average daily net assets
Next $50 million, and thereafter               0.05% of average daily net assets

                            DISTRIBUTION ARRANGEMENTS

Pursuant to a plan of distribution adopted by the Trust, on behalf of the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay distribution and related expenses up to 0.50% of its average annual net assets, as compensation, to the Advisor as Distribution Coordinator. Expenses permitted to compensate the Advisor for include preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitations, advertising, public relations, compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares, payments to financial intermediaries for shareholder support, administrative and accounting services with respect to shareholders of the Fund and such other expenses as may be approved from time to time by the Board of Trustees of the Trust.

     Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. During the period ending May 31, 1999, the Fund paid the Distribution Coordinator distribution fees totaling $12,782. These fees were used to compensate the Advisor for Fund advertising expenses, presentation and road show expenses incurred by the Advisor and distribution-related printing and postage.

                       SHAREHOLDER SERVICING ARRANGEMENTS

     The Trust has also adopted a Shareholder Service Plan with respect to Class A Shares of the Fund, pursuant to which the Fund pays the Advisor for expenses incurred in connection with non-distribution related shareholder servicing provided by the Advisor to securities broker-dealers and other securities professionals ("Service Organizations") and/or beneficial owners of the shares of the Fund.

     Under the Plan, The Fund will pay the Advisor for providing or for arranging for the provision of nondistribution personal shareholder services provided by the Advisor or by securities broker-dealers and other securities professionals ("Service Organizations") to beneficial owners of the shares of Class A, including but not limited to shareholder servicing provided by the Advisor at facilities dedicated to the Class A, ("Clients"), provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of Class A.

     Such services may include, but are not limited to, (a) establishing and maintaining accounts and records relating to Clients who invest in the Class;
(b) aggregating and processing orders involving the shares of the Class; (c) processing dividend and other distribution payments from the Trust on behalf of Clients; (d) providing information to Clients as to their ownership of shares of the Class or about other aspects of the operations of the Class; (e) preparing tax reports or forms on behalf of Clients; (f) forwarding communications from the Class to Clients; (g) assisting Clients in changing the Class' records as to their addresses, dividend options, account registrations or other data; and (h) providing such other similar services as the Advisor may reasonable request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

     The Fund shall pay the Advisor, for its services, at an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund may make such payments monthly, and payments to Liberty may exceed the amount expended by Liberty during the month or the year to date. In the event that payments to Liberty during a fiscal year exceed the amounts expended (or accrued, in the case of payments to Service Organizations) during a fiscal year, the Advisor will promptly refund to the Class any such excess.

     The Advisor may make final and binding decisions as to all matters relating to payments to Service Organizations, including but not limited to (i) the identity of Service Organizations; and (ii) what shares of the Class, if any, are to be attributed to a particular Service Organization, to a different Service Organization or to no Service Organization.

     While this Plan is in effect, the Advisor shall report in writing at least quarterly to the Trust's Board of Trustees, and the Board shall review, the amounts expended under this Plan and the purposes for which such expenditures were made.

     This Plan will continue from year to year so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees including the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Class.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Advisor, Advisor and the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     Brokerage commissions paid on portfolio transactions during the period beginning June 29, 1998 and ending May 31, 1999, totaled $16,495.

                                 NET ASSET VALUE

     The net asset value of each class of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The NYSE generally closes for holidays such as: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in this list.

     Please see the Prospectus for a full description about how to invest in the Fund.

     The net asset value per share of a class of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus that class's proportional interest in the Fund's liabilities (including accrued expenses) by the total number of shares of that class outstanding at such time.

     Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

     All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

     In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Fund or the securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Fund intends to declare and pay dividends and other distributions, as stated in the prospectuses. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

     A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund's shares acquired by the shareholder.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

     The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Fund will be allocated, based on the relative net assets of that class and will to each class of shares reduce that class's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION

The Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for each class of shares.

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

             n
     P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     For the period beginning June 29, 1998 and ending May 31, 1999, the Fund's total return was 10.57%.

YIELD

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          6
      YIELD = 2 [(a-b + 1)  - 1]
                  ---
                   cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

                               GENERAL INFORMATION

     Advisors Series Trust is an open-end management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 17 series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created several series of shares, and may create additional series in the future, each of which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018. The Fund's custodian, Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202 is responsible for holding the Funds' assets. American Data Services, P.O. Box 5536, Hauppauge NY 11788 acts as the Fund's transfer agent and accounting services agent. The Fund's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

     The validity of the Fund's shares has been passed on by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, CA 94104, legal counsel to the Trust.

     Shares of the Fund owned by the Trustees and officers as a group were less than 1% at June 29, 1998.

     On June 25, 1999, the following persons owned of record and/or beneficially more than 5% of the Fund's outstanding voting securities:

     UNO Foundation, 2000 Lakeshore Drive, New Orleans, LA 70148; 13.62% record.

     Liberty Bank 401(K) Investment Plan, Greg St. Etienne TTEE, 4101 Pauger Street, New Orleans, LA 70122-3173; 13.55% record.

     Menu Direct Corporation, c/o Mr. Scott A. Morgan, 865 Centennial Avenue, Piscataway, NJ 08854; 12.44% record.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

          (a)     Agreement and Declaration of Trust (1)
          (b)     By-Laws (1)
          (c)     Not applicable
          (d)     (i) Form of Investment Advisory Agreement (4)
                  (ii) Form of Amendment to Investment Advisory Agreement (5)
          (e)     Distribution Agreement (2)
          (f)     Not applicable
          (g)     Custodian Agreement (3)
          (h)     (i) Administration Agreement with Investment Company
                       Administration Corporation (2)
                  (ii) Fund Accounting Service Agreement (2)
                  (iii) Transfer Agency and Service Agreement (2)
          (i)     Not applicable
          (j)     Not applicable
          (k)     Not applicable
          (l)     Investment letters (3)
          (m)     Form of  Rule 12b-1 Plan (4)
          (n)     Not applicable
          (o)     Not applicable

     (1) Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and incorporated herein by reference.

     (2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-17391) on January 29, 1997 and incorporated herein by reference.

     (3) Previously filed with Pre-Effective Amendment No. 2 to the Registration
Statement  on  Form  N-1A  (File  No.   333-17391)  on  February  28,  1997  and
incorporated herein by reference.

     (4)  Previously  filed  with   Post-Effective   Amendment  No.  37  to  the
Registration Statement on Form N-1A (File No. 333-17391) on January 15, 1999 and incorporated herein by reference.

     (5)  Previously  filed  with   Post-Effective   Amendment  No.  45  to  the
Registration Statement on Form N-1A (File No. 333-17391) on June 30, 1999 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Article VI of Registrant's By-Laws states as follows:

     Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

     Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

     (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

     (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

     (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

     The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:


     (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

     (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

     (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

     Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

     Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

     (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

     (b)  A written opinion by an independent legal counsel.

     Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i)security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

     Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

     Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

     (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

     (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

     Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The information required by this item with respect to American Trust Company is as follows:

     American Trust Company is a trust company chartered under the laws of the State of New Hampshire. Its President and Director, Paul H. Collins, is a director of:

     MacKenzie-Childs, Ltd.
     360 State Road 90
     Aurora, NY 13026

     Great Northern Arts
     Castle Music, Inc.
     World Family Foundation
     all with an address at
     Gordon Road, Middletown, NY

Robert E. Moses, a Director of American Trust Company, is a director of:

     Mascoma Mutual Hold Corp.
     On The Green
     Lebanon, NH 03766

     Information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

     NAME OF INVESTMENT ADVISER                                        FILE NO.
     --------------------------                                        --------
     Kaminski Asset Management, Inc.                                   801-53485
     Rockhaven Asset Management, LLC                                   801-54084
     Chase Investment Counsel Corp.                                    801-3396
     Avatar Investors Associates Corp.                                 801-7061
     The Edgar Lomax Company                                           801-19358
     Al Frank Asset Management, Inc.                                   801-30528
     Heritage West Advisors, LLC                                       801-55233
     Howard Capital Management                                         801-10188
     Segall Bryant & Hamill                                            801-47232
     National Asset Management Corporation                             801-14666
     Charter Financial Group, Inc.                                     801-50956

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a)  The  Registrant's   principal   underwriter  also  acts  as  principal
underwriter for the following investment companies:

          Guinness Flight Investment Funds
          Fleming Capital Mutual Fund Group, Inc.
          Fremont Mutual Funds, Inc.
          Jurika & Voyles Fund Group
          Kayne Anderson Mutual Funds
          Masters' Select Investment Trust
          O'Shaughnessy Funds, Inc.
          PIC Investment Trust
          The Purisima Funds
          Professionally Managed Portfolios
          Rainier Investment Management Mutual Funds
          RNC Mutual Fund Group, Inc.
          Brandes Investment Trust
          Allegiance Investment Trust
          The Dessauer Global Equity Fund
          Puget Sound Alternative Investment Trust
          UBS Private Investor Funds

     (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.:

                                      Position and Offices        Position and
Name and Principal                    with Principal              Offices with
Business Address                      Underwriter                 Registrant
----------------                      -----------                 ----------
Robert H. Wadsworth                   President and               Vice President
4455 E. Camelback Road                Treasurer
Suite 261E
Phoenix, AZ  85018

Eric M. Banhazl                       Vice President              President,
2020 E. Financial Way, Ste. 100                                   Treasurer
Glendora, CA 91741                                                and Trustee

Steven J. Paggioli                    Vice President and          Vice President
915 Broadway, Ste. 1605              Secretary
New York, New York 10010

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

     (a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

     (b) the documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the respective investment advisors:

     American Trust Company, One Court Street, Lebanon, NH 03766

     Kaminski Asset Management, Inc., 319 First Avenue, Suite 400, Minneapolis, MN 55401

     Rockhaven Asset Management, 100 First Avenue, Suite 1050, Pittsburgh, PA 15222

     Chase  Investment  Counsel Corp., 300 Preston Avenue,  Charlottesville,  VA
     22902

     Avatar Investors Associates Corp., 900 Third Avenue, New York, NY 10022

     The Edgar Lomax Company, 6564 Loisdale Court, Springfield, VA 22150

     Al Frank Asset Management, Inc. 465 Forest Avenue, Suite I, Laguna Beach, CA 92651

     Heritage West Advisors, LLC, 1850 North Central Ave., Suite 610, Phoenix, AZ 85004

     Liberty Bank and Trust Company, 4101 Pauger St., Suite 105, New Orleans, LA 70122

     Howard Capital Management, 45 Rockefeller Plaza, Suite 1440, New York, New York 10111

     Segall Bryant & Hamill,  10 South Wacker  Drive,  Suite 2150,  Chicago,  IL
     60606

     National Asset Management Corporation, 101 South Fifth Street, Louisville, KY 40202

     Charter Financial Group, Inc., 1401 I Street N.W., Suite 505, Washington, DC 20005

     (c) with respect to The Heritage West Dividend Capture Income Fund series of the Registrant, all other records will be maintained by the Registrant; and

     (d) all other documents will be maintained by Registrant's custodian, Firstar Bank, 425 Walnut Street, Cincinnati, OH 45202.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Registrant hereby undertakes to:

     (a) Furnish each person to whom a Prospectus is delivered a copy of the applicable latest annual report to shareholders, upon request and without charge.

     (b) If requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

     (c) On behalf of each of its series, to change any disclosure of past performance of an Advisor to a series to conform to changes in the position of the staff of the Commission with respect to such presentation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N- 1A of Advisors Series Trust to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix and State of Arizona on the 29th day of July, 1999.

                                        ADVISORS SERIES TRUST


                                        By /s/ Eric M. Banhazl*
                                           -------------------------
                                               Eric M. Banhazl
                                               President

     This Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities indicated on July 29, 1999.


/s/ Eric M. Banhazl*                    President, Principal Financial
-------------------------               and Accounting Officer, and Trustee
Eric M. Banhazl


/s/ Walter E. Auch Sr.*                 Trustee
-------------------------
Walter E. Auch, Sr.


/s/ Donald E. O'Connor*                 Trustee
-------------------------
Donald E. O'Connor


/s/ George T. Wofford III*              Trustee
-------------------------
George T. Wofford III


* /s/ Robert H. Wadsworth
  -------------------------
By: Robert H. Wadsworth
    Attorney in Fact